Exhibit 99.1

GigOptix Updates Fourth Quarter Fiscal 2013 Revenue Guidance

Range In Connection With Needham Conference Participation

SAN JOSE, Calif., January 14, 2014 — GigOptix, Inc. (NYSE MKT: GIG), a leading supplier of advanced high speed semiconductor components for use in Cloud connectivity, data centers, consumer electronics links and interactive applications, and optical and wireless communication networks, today announced that in connection with its participation in today’s Needham Annual Growth Conference, the Company expects revenue for the fourth quarter of fiscal 2013, ended December 31, 2013, will be approximately $7.8 million, or up approximately 7 percent sequentially. The Company believes that approximately 70 percent of the fourth quarter revenue will come from its High-Speed Communications (HSC) product line and 30 percent from its Industrial (ASIC) product line. This preliminary revenue is above the guidance of revenue increasing 5 percent sequentially that the Company provided on October 28, 2013.

GigOptix cautions that its anticipated revenue results are preliminary based on the best information currently available and are subject to completion of the financial statements for the fourth quarter of fiscal 2013. The Company anticipates reporting its fourth quarter and fiscal year 2013 financial results in early February.

Needham Conference Participation

Date: Tuesday, January 14, 2014

Time: 2:50 p.m. Eastern Time

Location: The New York Palace Hotel — New York City

A webcast of the Needham conference presentation, along with a downloadable copy of the presentation, will be available in the investor relations section of the Company’s website at www.gigoptix.com.

About GigOptix, Inc.

GigOptix is a leading fabless supplier of high speed semiconductor components that enable end-to-end information streaming over the network and address emerging high-growth opportunities for Cloud connectivity, datacenters and high-speed optical and wireless networks, and the industrial, defense and avionics industries. GigOptix offers a unique broad portfolio of Drivers, TIAs and TFPSTM optical modulators for 40G, 100G and 400G fiber-optic telecommunications and data-communications networks, and high performance MMIC solutions that enable next generation wireless microwave systems up to 90GHz. GigOptix also offers a wide range of digital and mixed-signal ASIC solutions and enables product lifetime extension through its GigOptix Sunset Rescue Program.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the bringing of products to market with full documentation. Such statements contain words such as “will,” and “expect,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding expected revenues and completion of its financial statements for the fiscal year and quarter just ended. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks include, but are not limited to: the ability to recognize revenues, the ability to extend product offerings into new areas or products, the ability to commercialize licensed technology, unexpected occurrences that deter the full documentation and “bring to market” plan for products that were developed this year and last year, trends and fluctuations in the industry, changes in demand and purchasing volume of customers, unpredictability of suppliers, our ability to attract and retain qualified personnel, the ability to move product sales to production levels, the ability to compete for client design-in opportunities, the ability to cross-sell to new clients and to diversify, the success of product sales in new markets or of recently produced product offerings, including bundled product solutions, the amount of cost savings, the ability to improve productivity, the ability to pursue and attract other M&A opportunities, our ability to enforce intellectual property rights, and the ability to maintain and continue relationships with government agencies. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s filings with the SEC, and in the Company’s other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Media:

GigOptix, Inc.

Josh Nakaska, 408-522-3172

Marketing Director

jnakaska@gigoptix.com

Investor Relations:

Darrow Associates, Inc.

Jim Fanucchi, 408-404-5400

ir@gigoptix.com